Exhibit 99.2

Seagate Technology

Addendum to Underwriting Agreement

This Addendum, made as of January 24, 2006, among Seagate Technology (the “Company”), the several underwriters named in Schedule I hereto (the “Underwriters”) and each of the selling shareholders identified in Schedule II hereto (the “Selling Shareholders”), contains changes, modification, revisions and additions to the Underwriting Agreement, dated as of January 24, 2006 (the “Underwriting Agreement”), among the Company, the Underwriters and the Selling Shareholders, and is attached to and forms part of the Underwriting Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement and used herein shall have the meanings given to them in the Underwriting Agreement.

Section 1. Definitions.

(a) The following terms have the following meanings in this Addendum:

(i) “Applicable Time” means 5:00 pm (Pacific time) on the date of the Underwriting Agreement.

(ii) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities.

(iii) “Pricing Prospectus” means the form of prospectus filed as part of the Registration Statement, as such prospectus has been amended and supplemented immediately prior to the Applicable Time (including by means of a preliminary prospectus supplement, regardless of whether such supplement is filed prior to the Applicable Time).

(b) The term “Registration Statement” in the Underwriting Agreement shall include any information deemed to be a part thereof pursuant to, and as of the date and time specified in, Rule 430B under the Act, as applicable.

Section 2. Representations, Warranties and Agreements of the Company. In addition to the representations and warranties set forth in the Underwriting Agreement, the Company represents and warrants to, and agrees with, the Underwriters as follows:

(a) The Pricing Prospectus, as supplemented by those Issuer Free Writing Prospectuses and other documents and oral statements listed in Schedule III(a) hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III(a) or Schedule III(b) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Disclosure Package in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein.

(b) Each representation and warranty of the Company regarding any disclosure as set forth or contemplated in, or any document incorporated by reference in, the Prospectus shall be deemed to also refer to such disclosure as set forth in, or such document incorporated by reference in, the Pricing Disclosure Package.

(c) No document incorporated by reference in the Prospectus or the Pricing Prospectus was filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Addendum and prior to the execution of this Addendum, except as set forth in Schedule III(c) hereto.

(d) The Company agrees to pay any fees, disbursements and expenses in connection with the preparation, reproduction and filing of any Issuer Free Writing Prospectus.

(e) The Company agrees that any provision in the Underwriting Agreement which refers to the requirement to deliver a prospectus shall be deemed to also refer to the requirement to deliver a notice in lieu of a prospectus pursuant to Rule 173(a) under the Act.

(f) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the Applicable Time and (iv) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act.

(g) The Company agrees that if there occurs an event or development as a result of which the Pricing Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will promptly notify the Underwriters so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented.

Section 3. Representations; Warranties and Agreements of the Selling Shareholders. In addition to the representations and warranties set forth in the Underwriting Agreement, each of the Selling Shareholders, severally and not jointly, represents and warrants to, and agrees with, the Underwriters as follows:

(a) The Pricing Prospectus, as supplemented by the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III(a) or Schedule III(b) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus

and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty is limited to statements or omissions in the Pricing Disclosure Package made in reliance upon information relating to a Selling Shareholder furnished to the Company in writing by such Selling Shareholder expressly for use in the Pricing Disclosure Package or any amendments or supplements thereto.

(b) Each representation and warranty of the Selling Shareholders regarding any disclosure as set forth or contemplated in, or any document incorporated by reference in, the Prospectus shall be deemed to also refer to such disclosure as set forth in, or such document incorporated by reference in, the Pricing Disclosure Package.

Section 4. Use of Free Writing Prospectuses.

(a) The Company represents and agrees that, without the prior consent of Morgan Stanley & Co. Incorporated (“Morgan Stanley”), it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act.

(b) Each of the Underwriters represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus and that would be required to be filed by the Company with the Securities and Exchange Commission.

(c) Any such free writing prospectus the use of which has been consented to by the Company and Morgan Stanley is listed on Schedule III(a) or Schedule III(b) hereto.

(d) The Company represents and agrees that it has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

(e) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to the Underwriters an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein.

Section 5. Opinions of Counsel. The obligations of the Underwriters under the Underwriting Agreement shall be subject, in addition to the conditions set forth in the Underwriting Agreement, to the following additional condition:

(a) Each of Davis Polk & Wardwell, counsel for the Underwriters, and Simpson Thacher & Bartlett LLP, counsel for the Company, shall include in their written opinions delivered pursuant to Section 6 of the Underwriting Agreement an opinion to the effect that such counsel has no reason to believe that the Pricing Disclosure Package as of the Applicable Time or as of the date of such opinion contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

Section 6. Indemnification and Contribution.

(a) The Company agrees that the indemnification and reimbursement provisions of Section 9(a) of the Underwriting Agreement shall apply in favor of the Underwriters and those other persons referred to in Section 9(a) with respect to the Pricing Disclosure Package to the extent, and upon the terms, that such provisions apply to the Prospectus.

(b) Each of the Selling Shareholders agrees, severally and not jointly, that the indemnification and reimbursement provisions of Section 9(b) of the Underwriting Agreement shall apply in favor of the Underwriters and those other persons referred to in Section 9(b) with respect to the Pricing Disclosure Package to the extent, and upon the terms, that such provisions apply to the Prospectus.

(c) Each of the Underwriters agrees, severally and not jointly, that the indemnification and reimbursement provisions of Section 9(c) of the Underwriting Agreement shall apply in favor of the Company, the Selling Shareholders and those other persons, if any, referred to in Section 9(c) with respect to the Pricing Disclosure Package to the extent, and upon the terms, that such provisions apply to the Prospectus.

Very truly yours,

Seagate Technology

By:	/s/ William L. Hudson
Name:	William L. Hudson
Title:	Executive Vice President and General Counsel

Silver Lake Partners Cayman, L.P.

By:	Silver Lake Technology Associates Cayman, L.P., its general partner

By:	Silver Lake (Offshore) AIV GP, Ltd., its general partner

By:	/s/ Alan K. Austin
Name:	Alan K. Austin
Title:	Director

Silver Lake Investors Cayman, L.P.

By:	Silver Lake Technology Associates Cayman, L.P., its general partner

By:	Silver Lake (Offshore) AIV GP, Ltd., its general partner

By:	/s/ Alan K. Austin
Name:	Alan K. Austin
Title:	Director

Silver Lake Technology Investors Cayman, L.P.

By:	Silver Lake (Offshore) AIV GP, Ltd., its general partner

By:	/s/ Alan K. Austin
Name:	Alan K. Austin
Title:	Director

SAC Investments, L.P.

By:	TPG SAC GenPar III, L.P., its general partner

By:	TPG SAC Advisors III Corp., its general partner

By:	/s/ David A. Spuria
Name:	David A. Spuria
Title:	Vice President

Accepted as of the date hereof:
Morgan Stanley & Co. Incorporated

Acting severally on behalf of itself and Stifel, Nicolaus & Company, Incorporated

By:	Morgan Stanley & Co. Incorporated

By:	/s/ Andrew Guevara
Andrew Guevara Managing Director

SCHEDULE I

Underwriter	Number of Shares to be Purchased
Morgan Stanley & Co. Incorporated	26,687,880
Stifel, Nicolaus & Company, Incorporated	50,000

Total	26,737,880

SCHEDULE II

Selling Shareholders:

Silver Lake Partners Cayman, L.P.

Silver Lake Investors Cayman, L.P.

Silver Lake Technology Investors Cayman, L.P.

SAC Investments, L.P.

SCHEDULE III

(a) Materials other than the Pricing Prospectus that comprise the Pricing Disclosure Package: The per share offering price paid by investors and the per share price paid to the Selling Shareholders by the Underwriters

(b) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package as of the Applicable Time: None

(c) Additional Documents Incorporated by Reference: None